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                        CORPUS CHRISTI BANCSHARES, INC.
                              Post Office Box 9923
                          Corpus Christi, Texas 78469

Dear Fellow Shareholder:

                                   A REMINDER


         In late April, we mailed you proxy material relating to the Annual Meeting to be held on May 31, 1995.

         According to our latest records, we have not yet received your voted proxy for this meeting.

         Every vote is important, so we urge you to give the proxy materials your immediate attention. Please sign and return the enclosed proxy today, even if you returned the original. The prompt return of your signed proxy will aid in reducing the expenses of additional proxy solicitations.

         Thank you for your continued support.

Sincerely,

/s/ JOHN T. WRIGHT, III                     /s/ R. JAY PHILLIPS

John T. Wright, III                         R. Jay Phillips
Chairman of the Board                       President & Chief Executive Officer

                  BECAUSE OF THE POSSIBILITY OF MAIL DELAYS,
                PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
               EVEN IF YOU HAVE ALREADY RETURNED THE ORIGINAL.